UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 26, 2007

         CSMC Mortgage-Backed Trust Series 2007-7

(Issuing Entity)

         Credit Suisse First Boston Mortgage Securities Corp.

(Exact Name of Depositor as Specified in its Charter)

         DLJ Mortgage Capital, Inc.

(Exact Name of Sponsor as Specified in its Charter)

         Credit Suisse First Boston Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-140945	13-3320910
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 325-2000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”) entered into a pooling and servicing agreement dated as of November 1, 2007 (the “Pooling and Servicing Agreement”) among the Depositor, U.S. Bank National Association, as trustee (the “Trustee”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Bank of America, National Association, as a servicer (in such capacity, a “Servicer”), Universal Master Servicing, LLC, as a servicer (in such capacity, a “Servicer”), Banco Popular de Puerto Rico, as a servicer (a “Servicer”) and back-up servicer (in such capacity, “Back-up Servicer”), Greenpoint Mortgage Funding, Inc., as a servicer (in such capacity, a “Servicer”) and Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), as special servicer (in such capacity, the “Special Servicer”) and as modification oversight agent (in such capacity, the “Modification Oversight Agent”) providing for the issuance of the CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-7.  The Depositor entered into a trust agreement dated as of November 1, 2007 (the “Trust Agreement”) among the Depositor, the Trustee and the Trust Administrator.  The Certificates were issued on December 11, 2007. The Pooling and Servicing Agreement and the Trust Agreement are annexed hereto as Exhibits 4.1 and 99.1, respectively.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

The Pooling and Servicing Agreement dated as of November 1, 2007, by and among the Depositor, the Seller, the Servicers, the Special Servicer, the Back-up Servicer, the Modification Oversight Agent, the Master Servicer, the Trust Administrator and the Trustee.

99.1

The Trust Agreement dated as of November 1, 2007, among the Depositor, the Trustee and the Trust Administrator.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By: /s/ Kevin Steele

Name: Kevin Steele

Title: Vice President

Dated: December 26, 2007

Exhibit Index

Exhibit

Page

4.1

The Pooling and Servicing Agreement dated as of November 1, 2007, by and among the Depositor, the Seller, the Servicers, the Special Servicer, the Back-up Servicer, the Modification Oversight Agent, the Master Servicer, the Trust Administrator and the Trustee.

99.1

The Trust Agreement dated as of November 1, 2007, among the Depositor, the Trustee and the Trust Administrator.